Investor Presentation Delek US Holdings January 2015

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

3 Integrated Business Model Flexible Crude Sourcing and Market Driven Production Enhance Performance Flexible Crude Oil Sourcing •Pipeline access to Midland; Gulf Coast; Cushing • Increasing Gathering – Texas and Arkansas •Access to Canadian crude Crude Logistics •Crude oil pipelines supporting refineries •600 mile gathering system in Arkansas •Rail access at El Dorado Refining •Currently 140,000 bpd crude throughput •Planning 15,000 bpd expansion at Tyler 1Q15 •Crude slate flexibility Product Logistics •9 light product terminals • Light product pipelines Retail Locations •366 locations • Synergies with logistics and refining

Delek US Holdings Overview 4 (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. (2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets. Crude Sourcing/Logistics Flexibility • Pipeline Access:  Midland (97,000 bpd in system)  Gulf Coast and Cushing • Gathered Barrels:  Local barrels in Arkansas  East and West Texas • Rail Capability at El Dorado  Up to 45,000 BPD of light crude(1) ;Ability to offload heavy Canadian crude Synergies Created through integration:  Logistics assets support operations and create growth options  Refinery locations allow ability to optimize the system  Ability to support retail locations enhances margins REFINING  140,000 BPD in total El Dorado, AR  80,000 BPD  9.0 complexity Tyler, TX  60,000 BPD  9.5 complexity  366 Stores  Locations in 7 states  TN, AL, GA, AR, KY, MS, VA RETAIL  9 Terminals  Approx. 1,150 miles of pipelines  8.1 million bbls storage capacity LOGISTICS (2)  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock LONGVIEW CRUDE OIL HUB Mid-Continent Integrated Downstream Energy Company – Crude Gathering to Retail Locations

Refining Segment Operational Update

Approximately 75% of crude slate consist of Midland and local crude supply in early 2015 Increased Access to Cost Advantaged Crude 6 45.0 45.0 87.0 97.0 17.2 17.9 18.6 18.6 0 50 100 150 200 2012 2013 2014 2015 In 0 0 0 b p d Midland Local Total Crude Throughput $(3.31) $(2.71) $(6.11) $(2.07) $(4.57) 2012 2013 2014 Jan. 2015 Feb. 2015  Steadily improved access to cost advantaged crude (Midland/local) in refining system  Expect to have an additional 10 kbpd of Midland crude access in place early 2015  Currently Midland and local barrels below Cushing  Competitive margin in the refining sector due to:  Cost advantaged crude supply  Serve niche markets  Reducing operating expenses per barrel WTI Midland vs WTI Cushing, $/bbl (1) Increasing Access to Cost Advantage Crude 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.28/bbl (Jan. 2015); contango of $0.53/bbl (Feb 2015). Source: Argus – as of December 31, 2014 2) Source: Morgan Stanley, Refining and Marketing report Dec. 15, 2014 based on 2014 estimates. Estimates are Morgan Stanley’s outlook for the refining sector and actual results may vary. $3.81 $5.00 $5.16 $5.99 $6.85 $7.06 $8.20 $8.76 $11.40 PSX TSO PBF ALJ VLO MPC HFC DK WNR Peer Net Refining Margin per barrel(2)

Increased ability to process light crude oil and ULSD capacity Improved Operating Flexibility 7  Since 2012 increased light crude processing capability by 27% based on 2015 target  ULSD capability expected to improve by 37%  El Dorado has ability to process 80 kbpd medium or mostly light crude  Light Product Yield has improved  Tyler 93% light products  El Dorado 89% light products; reduced asphalt yield 122 124 140 155 52 52 60 71 2012 2013 2014 2015E Light Crude Processing DHT Tyler Total Production, bpd 54% 56% 54% 52% 54% 38% 37% 39% 40% 39% 8% 7% 7% 8% 7% 59,697 59,185 62,304 63,267 63,118 57,000 58,000 59,000 60,000 61,000 62,000 63,000 64,000 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 3Q13 3Q14 Gasoline Diesel Petro/Other 42% 47% 49% 49% 49% 34% 38% 38% 39% 40% 19% 10% 11% 10% 9% 6% 5% 3% 2% 2% 79,443 71,372 71,642 73,193 84,547 60,000 65,000 70,000 75,000 80,000 85,000 90,000 0 0 0 1 1 1 1 2011 2012 2013 3Q13 3Q14 Gasoline Diesel Asphalt Petro/Other El Dorado Total Production, bpd Light Crude Processing and DHT Capacity Increased (1) (In 000 bpd) 1) 2012 and 2013 volume based on actual crude throughput. 2014 and 2015E based on total capability of the system.

Tyler Refinery Expansion Economics  Based on Incremental 10,000 bpd of crude throughput capacity – Estimated capital cost approximately $70 million; approx. $34 million spent YTD 3Q2014  Expected product yield +10.1 kbpd – Gasoline +5.0 kbpd – Diesel/Jet +4.3 kbpd – Other +0.8 kbpd  Estimated return – Approximately $40 million annual EBITDA – Assumed Economics: • $16.00 Gulf Coast WTI ULSD 5-3-2 crack spread; $80/bbl WTI- Cushing; $0 CMA • Midland sourced crude at $4.00 below Cushing • $1.00/bbl change in crack spread = $3.5m in EBITDA 8 34.9k 39.9k 28.6k 32.9k 2.5k 2.6k 4.1k 4.9k 0 10 20 30 40 50 60 70 80 Pre-Expansion Post-Expansion Gasoline Diesel/Jet LPG Other 70.2k 80.3k 52k 52k 10.5k 10.5k 10.0k 0 20 40 60 80 Pre-Expansion Post-Expansion WTI-Cushing or Midland East Texas Midland Crude Slate 62.5k 72.5k Product Slate

Supports High Refining Utilization Refineries Serve Local Niche Markets 9 75 150 150 210 150 275 325 375 0 50 100 150 200 250 300 350 400 1Q2 0 1 3 2Q2 0 1 3 3Q2 0 1 3 4Q2 0 1 3 1Q2 0 1 4 2Q2 0 1 4 3Q2 0 1 4 4Q2 0 1 4  Delek Logistics Partners terminals support refining system:  Tyler refinery serves a 60 mile radius  El Dorado has access to local markets, as well as Little Rock and Memphis  Local market netbacks higher than Gulf Coast basis  Colonial Pipeline space has increased access to Southeastern market $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Ja n -1 3 M ar-1 3 M ay-1 3 Ju l- 13 Sep- 1 3 No v-1 3 Ja n -1 4 M ar-1 4 M ay-1 4 Ju l- 14 Sep- 1 4 No v-1 4 Delek US - Colonial Pipeline Space, (000 bbls) Gasoline Price Differential – NYMEX less Gulf Coast Improving Niche Markets 1) Source for gasoline price differential is Platts with NYMEX RBOB and Gulf Coast CBOB average posted prices.

Affects of Declining Crude Oil Price Environment on Refining 10  Declining crude oil price environment has ability to improve capture rate in Delek US system  A $10 per barrel decline in crude oil price can increase capture rate by $0.80 per barrel (1)  Lower cost of volumetric losses at refineries  Residual product such as coke, butanes, propane and propylene have lower losses  Asphalt prices lag crude oil price movements; improving margins as crude declines; El Dorado 3Q14 asphalt production: 7,570 bpd $40 $50 $60 $70 $80 $90 $100 $110 Summer 2010 Winter 2010/11 Summer 2011 Winter 2011/12 Summer 2012 Winter 2012/13 Summer 2013 Winter 2013/14 Summer 2014 Winter 2014/15 Dec. 2014 $ p e r b ar re l ( W TI ) WTI Mid Con Asphalt 1) Based on $10/bbl decline in crude price and constant residual prices. Residual prices lag crude oil price movement and as crude oil prices stabilize margins will adjust. 2) Market information for mid-continent asphalt price and WTI crude oil at Cushing, Oklahoma. Illustrative of changes in the market and may not directly equate to refinery level margin for Delek US. Source: Poten & Partners – December 2014; http://www.okladot.state.ok.us/contractadmin/pdfs/binder-index.pdf Mid-Continent Asphalt Price (Oklahoma/Kansas) Compared to WTI Crude Price (2)

Improved Operating Cost per barrel 11  Focus on reducing costs in operations  Total operating cost per barrel declined by 9% year over year in 3Q14  Lowered expenses per barrel at both refineries in 3Q14  Enhances competitive position $4.82 $4.71 $4.61 $4.42 $4.24 2011 2012 2013 3Q13 3Q14 Tyler Operating Expense Per Barrel Sold 60,395 61,412 63,696 66,493 63,107 $3.68 $3.73 $4.26 $3.83 $3.36 2011 2012 2013 3Q13 3Q14 El Dorado Operating Expense Per Barrel Sold 76,153 73,709 74,180 79,804 85,880 $4.18 $4.18 $4.42 $4.10 $3.73 2011 2012 2013 3Q13 3Q14 Total Operating Expense Per Barrel Sold

Historical and Projected Capital Spending (excluding logistics) $42.3 $36.0 $65.9 $144.3 $217.8 $14.4 $36.5 $29.1 $37.9 $28.8 $0.1 $7.6 $26.5 $35.0 $21.2 Q1, $83.3 Q2, $56.8 Q3, $26.9 Q4, $17.6 2010A 2011A 2012A 2013A 2014E 2015E 2016E Refining Retail Other Declining Capital Needs Expected after 2014 12 $56.8mm $80.1mm $121.5mm $217.2mm Source: Company filings and estimates. Estimates subject to changes based on operations, projects completed and market conditions. 2015E does not include capital expenditures for new retail stores during that period. $267.8mm $184.7mm

Logistics Operational Update

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL) 14 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment.  ~550 miles of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR Pipelines Assets  Storage facilities with 8.1 million barrels of active shell capacity Storage Assets  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR Wholesale/ Terminal Assets Growing logistics assets support crude sourcing and product marketing

DKL: Improving EBITDA 15 1) Amounts provided in the Nov. 1, 2012 IPO prospectus showing forecasted performance for 12 months ending Sept. 30, 2013. 2) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com for 3Q2014 EBITDA based on pro forma LTM information. Bridge compared to the forecast provided in the prospectus based on difference in performance during the LTM period as compared to projected amounts in the prospectus. Solid EBITDA performance since IPO in Nov. 2012; Increased from projected $48.9 million to LTM $89.6 million $48.9 $89.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 EBITDA (S-1) (1) Tyler Drop Down Lion Drop Down West Texas 3rd Party Acq./organic growth Opex excl. Depr. Overhead FERC/Other PF LTM EBITDA (9/30/14) (2) EBITDA, $ in millions * $12.2 $11.7 $12.7 $8.1 ($7.7) ($1.3) $5.0

DKL: Potential EBITDA Growth (1)

- **Visible Pathways for Growth Provide Potential for Continued EBTIDA Increase in Coming Quarters**
- **Second quarter 2014 goal for $25 million to $35 million incremental annualized EBITDA in place 1Q2015 is on track. Expected capital requirement of $80 million to $85 million to achieve growth. (1)**

EBITDA, $ in millions *

Benefits from higher volume supporting El Dorado and FERC increase in place; more growth expected



+3rd Party Acquisitions
$2.4 FTT
$1.4 Mt. Pleasant
$11.0 Effective 1/1/15
FTT Dec. 2014
Mt. Pleasant Oct. 2014
approx. $2.5
$3 to $4
$1 to $2
$5 to $10
$89.6
Pro Forma LTM 3Q 2014 (1)
Potential from Identified Drop Downs (2)
Potential from Increased Light Crude Capability at El Dorado (3)
Potential increase from Tyler Expansion (4)
Annual Tariff Increase - 2014 FERC/Inflation adj
Potential Paline repricing (5)
3rd Party Acquisitions Completed

*Delek Logistics Partners, LP (NYSE: DKL) estimated ranges; actual results subject to market conditions, operating performance and tariff rates.

(1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com. 3Q2014 EBITDA based on pro forma LTM information provided in that presentation. Pro forma 3Q2014 includes amounts for drop down contribution based on daily EBITDA expected multiplied by days when the drop down assets were not included in operations of DKL according to purchase dates. Pro forma LTM 3Q2014 includes 132 days for El Dorado assets. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DKL.

(2) Additional drop down range based on previous guidance.

(3) 2 quarters of potential contribution from increased throughput due to light crude capability at El Dorado increasing by 10,000 bpd and tariff rates on the Lion Pipeline System. 3Q14 benefited from light capability.

(4) Annual benefit from Delek US' announced expansion at its Tyler refinery that they expect to be completed in 1Q15. Based on 10,000 barrel per day throughput.

(5) Based on agreements in effect Jan. 1, 2015. Incremental benefit versus 2014.

16

Increased Distribution with Conservative Coverage and Leverage 17 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. As presented by Delek Logistics Partners’ slide presentation at www.deleklogisitics.com . (3) Based on distribution declared on October 24 and paid on November 14, 2014. (4) Leverage ratio based on LTM EBITDA as defined by the credit agreement for respective periods. Distribution has been increased seven consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 - 0.200 0.400 0.600 MQD (1) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 (3) Quarterly Distribution Growth to Date 1.39x 1.32x 1.38x 1.30x 1.61x 2.02x 1.42x 0.50x 1.00x 1.50x 2.00x 2.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 (3) Avg. 1.35x in 2013 Distributable Cash Flow Coverage Ratio (2) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 0.50x 1.50x 2.50x 3.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 Debt / LTM EBITDA Leverage Ratio (4) Avg. 1.68x YTD 2014

18 Marginal Percentage Interest in Distributions Assumed Distribution per Limited Partner Unit if Delek Logistics Meets 15% Annual Growth Target (2) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Current Distribution $0.490 for 3Q 2014  Delek US Ownership (1): LP Units: 14,798,516 GP Units: 493,533 (1) Includes subordinated units. (2) Based on no change in number of units and assumes all units are paid distribution. Assumes 4Q14 distribution increased by 1.5 cents to 50.5 cents. Annual growth rate based on 15% from 2014 3Q distribution of $0.49 per unit ($1.96 annualized) to 2017. Delek US and affiliates own 60% of limited partner units and the 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance. Annual Distribution (LP and GP) to Delek US based on Assumed 15% Growth Target (2) $1.50 $1.60 $1.90 $2.25 $2.59 $2.98 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 MQD annualized 2013A 2014E 2015E 2016E 2017E Distribution per LP unit $28.1 $33.3 $38.3 $44.1 $1.9 $5.4 $12.7 $22.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2014E 2015E 2016E 2017E Distribution - LP Distribution - GP +7% +19% +18% +15% +15%

Peer Comparisons (1) 19 (1) Source: Company repots; Capital IQ ; NASDAQ OMX; (2) VLO and WNRL had no debt at 9/30/14 and PBFX had limited historical EBITDA so it was not included. Current Yield – 12/29/14 1.9% 2.2% 2.3% 3.0% 3.7% 4.1% 4.2% 4.6% 5.1% 5.7% 6.3% 7.1% -0.5% 1.5% 3.5% 5.5% 7.5% PSXP MPLX VLP MMP SXL EPD WNRL TLLP PAA DKL PBFX HEP Distributable Cash Flow Coverage Ratio - YTD 3Q 2014 Debt / LTM EBITDA Leverage Ratio 3Q14 (2) 1.1x 1.1x 1.1x 1.1x 1.2x 1.3x 1.3x 1.4x 1.5x 1.5x 1.6x 1.7x 0.0x 0.5x 1.0x 1.5x 2.0x PAA PBFX HEP TLLP WNRL VLP MPLX PSXP EPD MMP SXL DKL 0.0x 0.0x 1.1x 1.3x 2.6x 2.8x 4.0x 4.1x 4.1x 4.1x 5.8x 0.0x 2.0x 4.0x 6.0x 8.0x VLP WNRL MPLX PSXP DKL MMP HEP EPD PAA SXL TLLP

Retail Operational Update

Fuel Gallons Sold Per Store (000’s) 1,039 1,082 1,112 832 893 2011 2012 2013 YTD 3Q13 YTD 3Q14 $951 $1,011 $1,037 $778 $829 2011 2012 2013 YTD 3Q13YTD 3Q14 Retail Locations Create Synergies for Product Marketing 21 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Merchandise Sales Per Store ($000’s) Tennessee 198 locations Virginia 8 locations Kentucky and Mississippi 8 locations Arkansas 13 locations Tyler Georgia 48 locations El Dorado Red border indicates region for future growth Alabama 91 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 366 stores throughout seven states  Ability to supply fuel gallons to stores from refining and product logistics at Delek US  Currently undergoing multi-year store enhancement initiative  59% of stores re-imaged or newly constructed  Targeting 10-12 large-format stores annually $45.2 $45.2 $47.6 2011 2012 2013 Contribution Margin ($ millions)

Focused on Organic Growth 22  Large Format Stores are focal point  Approximately 4,800 square feet  Offer customers wider product selection  Prepared food service offering increases traffic  Avg. approximately 4 million gallons and $2+million inside sales once market penetrated  3 year growth trajectory for market penetration  63 large format stores in portfolio as of 3Q14  11 stores targeted for 2014  Current store mix of reimage, truck stops, new builds New Builds 2,600,000 3,400,000 4,000,000 Year 1 Year 2 Year 3 Large Format Store Fuel Gallons Sold Projected Performance Year 1-3 (1) (1) Projected fuel gallons sold. Actual amount will vary based on individual store location and performance over time. Continued integration with refining system supports higher fuel margins 31% 69% 2013 49% 51% 2014

Current Retail Valuation Comparison 23 Valuations moving higher than historical 6x-8x range 7.3x 9.1x 9.3x 9.7x 9.7x 9.9x PTRY CASY MUSA CAPL SUN CST EV/ 2015 EBITDA Average = 9.2x (1) Source: Capital IQ; Raymond James 12/17/14 industry report based on forward estimates.

Financial Update

Financial Highlights $164 $151 $130 $445 $659 $448 $547 2008 2009 2010 2011 2012 2013 LTM Sep. 2014  At September 30, 2014  Cash of $497.7 million; Debt of $594.2 million  Includes $230.0 million of debt and $0.7 million of cash at Delek Logistics (DKL)  Excluding DKL, Delek US’ net cash position was approximately $132.8 million  Capital allocation focused on capital program, acquisitions and cash returned to shareholders  $100 million share repurchase plan authorized in 2014; $42 million completed YTD 9/30/14  Special and regular dividend increased since 2012; $44 million paid YTD 9/30/14  Investing in operations for long term growth; $193 million of capital expenditures YTD 9/30/14 Cash Balance ($MM) Solid Financial Performance & Delivering Value to Shareholders 25 (1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011. . $68 $49 $226 $602 $400 $498 2009 2010 2011 2012 2013 Sep. 2014 Dividends Declared ($ / share) Historical Contribution Margin ($MM) (1)(2) $0.15 $0.15 $0.15 $0.21 $0.40 $0.40 $0.45 $0.18 $0.39 $0.55 $0.30 $0.30 $0.15 $0.15 $0.33 $0.60 $0.95 $0.70 $0.75 2009 2010 2011 2012 2013 3Q13 YTD 3Q14 YTDRegular Special $37 $0 $8 $34 $42 0 5 10 15 20 25 30 35 40 45 2013 1Q14 2Q14 3Q14 YTD 2014 Share Repurchases ($MM)

Peer Balance Sheet Metrics 26 -0.3x 0.2x 0.3x 0.6x 0.7x 0.8x 0.8x 0.9x 1.2x HFC DK VLO WNR PBF TSO PSX MPC ALJ (1) Source: Capital IQ 12/26/14 . 3Q14 Net Debt/ LTM EBITDA

Going Forward

Growing and Improving Asset Base Across all Segments (1)

Retail Increasing Large Format Store Count



53
63
Potential 10-12
2013
3Q2014
2015 Target

Increasing Light Crude Throughput Ability in Refining



(in 000 bpd)
66
80
80
2013
3Q14
2015 Target
58
60
75
2013
3Q14
2015 Target
+25%
124
140
155
2013
3Q14
2015 Target
El Dorado
Tyler
Total

Growing Logistics EBITDA (2)



($ millions)
$64
$90
+ $25-$35
$150
2013
LTM 3Q14
Annualized 1Q15 Incremental Target
Annualized 2015 Exit Rate Target

Refining has Increased Access to Midland Crude (3)



(in 000 bpd)
45
87
97
2013
3Q2014
2015 Target

(1) Actual outcome based on market conditions, operating rates, tariffs and successful implementation of business strategy by DK and DKL in future periods. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DK and DKL.

(2) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL.

(3) Represents amount in place at beginning of period. Access to Midland crude increased during 2013.

28

Peer Comparison 29 3.7x 3.9x 4.3x 4.7x 5.5x 5.9x 5.9x 6.5x 6.6x PBF VLO ALJ DK WNR HFC MPC PSX TSO (1) Source: Capital IQ; December 26, 2014.. EV/ LTM EBITDA

30 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

Delek US Focused on Building an Integrated Business Model 32 A core part of Delek US' strategy is to grow via prudent strategic transactions since 2001 (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 2006 Abilene & San Angelo terminals $55.1 mm 2012 Nettleton Pipeline $12.3 mm 2011 Paline Pipeline $50 mm Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm 2005 to 2007 2011 to 2012 2013 to Current Crude Gathering 2013 Biodiesel Facility $5.3 mm 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) 2005 Tyler refinery & related assets $68.1 mm(1) 2011 - 2014 Building new large format convenience stores 2013 Tyler-Big Sandy Pipeline $5.7 mm 2014 Biodiesel Facility $11.1 mm Logistics Segment Retail Segment Refinery Segment Crude Logistics Refining Product Logistics Retail 2012 Big Sandy terminal & pipeline $11.0 mm 2013 North Little Rock Product Terminal $5.0 mm 2011 SALA Gathering Lion Oil acquisition Asset In te gr at io n Increased Gathering East and West Texas 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $12.0 mm

$42.3 $36.0 $65.9 $144.3 $217.8 $0.9 $10.5 $5.1 $9.9 $14.4 $36.5 $29.1 $37.9 $28.8 $0.1 $7.6 $26.5 $35.0 $21.2 2010A 2011A 2012A 2013A 2014E Refining Logistics (Marketing) Retail Other Historical and Projected Capital Spending 33 $56.8mm $81.0mm $132.0mm $222.3mm Source: Company filings. $277.7mm

U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US



Brent-WTI Cushing Spread Per Barrel(1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14

WTI 5-3-2 Gulf Coast Crack Spread Per Barrel											
$24.06	$25.88	$30.39	$27.20	$27.38	$20.19	$11.82	$12.87	$15.01	$17.10	$15.05	$6.33

(1) Source: Platts; 2014 data is as of December 30, 2014; quarterly averages shown.; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

34

($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 WTI Midland vs. WTI Cushing Crude Pricing Access to Midland Crudes Benefits Margins ($ per barrel) 87,000 bpd of Midland crude in DK system 35 Source: Argus – as of December 31, 2014

Non-GAAP Reconciliation 36 Source: Company filings. Note: 2013 Contribution Margin adjusted to reflect $8 million of trucking expenses moving from general & administrative expenses to cost of goods sold based on 2014 financial statement format. ($ in millions) 2012 2013 YTD 9/30/14 Net cash provided by operating activities $462.9 $97.7 $223.9 Purchase of property, plant and equipment 132.0 222.3 204.2 Free cash flow $330.9 ($124.6) $19.7 Year Ended 12/31 Delek US Free Cash Flow Reconciliation ($ in millions) 2008 2009 2010 2011 2012 2013 LTM 9/2014 Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,706.8 $8,500.3 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 7,880.1 7,556.3 Operating expenses 240.8 219.0 229.5 320.9 363.3 386.7 397.2 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $440.0 $546.8 Year Ended 12/31 Delek US Contribution Margin Reconciliation

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366